Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events:

(a) Dividend on Series A Preferred Shares: On January 15, 2026, the Company paid to Toro a dividend amounting to $125,000 on the Series A Preferred Shares for the dividend period from October 15, 2025 to January 14, 2026.

(b) Prefunded Warrants: In the first quarter of 2026, all outstanding pre-funded warrants were exercised on a net exercise basis for an aggregate of 1,026,671 common shares.

(c) ATM: Through the date these consolidated financial statements were issued, the Company had received gross proceeds of $14.8 million under the ATM Program (Note 6) by issuing 3,770,905 common shares.

(d) Self-Tender Offer: On March 24, 2026, we commenced a tender offer to purchase up to 1,000,000 of our common shares, using funds available from cash and cash equivalents on hand, at a price of $3.00 per share. The tender offer is scheduled to expire at the end of the day, 5:00 P.M., Eastern Time, on April 23, 2026, unless extended or withdrawn. The Board of Directors determined that it was in the Company’s best interest to repurchase shares at such time given the Company’s cash position and stock price.

(e) Announcement of the proposed spin-off of Company’s tanker segment: On March 10, 2026, the Company determined, upon the recommendation of its special committee of disinterested and independent directors, to effect a spin-off of its tanker segment comprising of one tanker and Xavier Shipping Co. (subsidiary formerly owning the M/T Wonder Formosa), and cash (the “AI OKTO Spin-Off”). In the AI OKTO Spin-Off, Robin shareholders will receive one common share of AI OKTO CORP. (“AI OKTO”), a newly formed subsidiary that will act as the holding company for the one tanker vessel, for every 6.5 Robin common shares. AI OKTO has applied to have its common shares listed on the Nasdaq Capital Market. Robin’s Chairman and Chief Executive Officer, Petros Panagiotidis, has been appointed as Chairman and Chief Executive Officer of AI OKTO with effect as of the completion of the AI OKTO Spin-Off. The Board believes that the creation of a pure play tanker company, with part of its core strategy being to establish an artificial intelligence (“AI”)-enabled operating model through partnerships with vendors, data-infrastructure providers, and maritime-technology firms to identify, evaluate, and implement AI-driven solutions across its fleet, may provide significant benefits to both Robin and AI OKTO and their shareholders. Robin shareholders do not need to take any action to receive AI OKTO shares to which they are entitled, and do not need to pay any consideration or surrender or exchange Robin common shares.

AI OKTO has filed a registration statement on Form 20-F (the “Registration Statement”) pursuant to the Securities Exchange Act of 1934 with the U.S. Securities and Exchange Commission, which includes a more detailed description of the terms of the proposed AI OKTO Spin-Off. The AI OKTO Spin-Off remains subject to the Registration Statement being declared effective and the approval of the listing of AI OKTO’s common shares on the Nasdaq Capital Market. There can be no assurance that the AI OKTO Spin-Off will occur or, if it does occur, of its terms or timing. A copy of the Registration Statement is available at www.sec.gov. The information in the filed Registration Statement and the information regarding the AI OKTO Spin-Off described above, including the amount of cash to be contributed by the Company and the distribution ratio, is not final and remains subject to change.